March 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	March 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2019*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0765	79.36%	$0.9233	85.30%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0199	20.64%	$0.1591	14.70%
Total Current Distribution (per common share)	$0.0964	100.00%	$1.0824	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.  The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2018 to February 28, 2019
Fiscal Year-to-date Cumulative Total Return [1]	4.92%
Cumulative Distribution Rate [2]	7.00%
Current Annualized Distribution Rate [3]	7.00%

Five year period ending February 28, 2019

Average Annual Total Return [4]	5.18%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2018 through February 28, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of February 28, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of February 28, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending February 28, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

April 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	April 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) March 31, 2019*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0780	80.91%	$0.0769	79.77%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0184	19.09%	$0.0195	20.23%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.0964	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.    The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to March 31, 2019

Fiscal Year-to-date Cumulative Total Return [1]	1.32%

Cumulative Distribution Rate [2]	0.62%

Current Annualized Distribution Rate [3]	7.43%

Five year period ending March 31, 2019

Average Annual Total Return [4]	5.36%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through March 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of March 31, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of March 31, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending March 31, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

May 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	May 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) April 30, 2019*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0775	80.39%	$0.1539	79.82%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0189	19.61%	$0.0389	20.18%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.1928	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to April 30, 2019
Fiscal Year-to-date Cumulative Total Return [1]	8.04%
Cumulative Distribution Rate [2]	1.23%
Current Annualized Distribution Rate [3]	7.36%

Five year period ending April 30, 2019
Average Annual Total Return [4]	5.54%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through April 30, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of April 30, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of April 30, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending April 30, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

June 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	June 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) May 31, 2019*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0749	77.70%	$0.2317	80.12%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0215	22.30%	$0.0575	19.88%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.2892	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to May 31, 2019
Fiscal Year-to-date Cumulative Total Return [1]	0.96%
Cumulative Distribution Rate [2]	1.89%
Current Annualized Distribution Rate [3]	7.56%

Five year period ending May 31, 2019
Average Annual Total Return [4]	4.91%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through May 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of May 31, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of May 31, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending May 31, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

July 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	July 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) June 30, 2019*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0764	79.25%	$0.3089	80.12%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0200	20.75%	$0.0767	19.88%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.3856	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to June 30, 2019
Fiscal Year-to-date Cumulative Total Return [1]	3.89%
Cumulative Distribution Rate [2]	2.46%
Current Annualized Distribution Rate [3]	7.40%

Five year period ending June 30, 2019
Average Annual Total Return [4]	5.23%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through June 30, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of June 30, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of June 30, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending June 30, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco Ltd. is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

August 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution rate of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission (“SEC”).

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	August 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) July 31, 2019*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0761	78.94%	$0.3860	80.08%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0203	21.06%	$0.0960	19.92%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.4820	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to July 31, 2019
Fiscal Year-to-date Cumulative Total Return [1]	4.44%
Cumulative Distribution Rate [2]	3.09%
Current Annualized Distribution Rate [3]	7.41%

Five-year period ending July 31, 2019
Average Annual Total Return [4]	5.77%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through July 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of July 31, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of July 31, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five year period ending July 31, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of June 30, 2019. For more information, visit www.Invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—

September 2019

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. This Notice is sent to comply with certain US Securities and Exchange Commission requirements.

On August 1, 2018, Invesco Advisers, Inc. (Invesco) announced that the Board of Trustees of the Trust approved a managed distribution plan (the “Plan”) for the Trust, whereby the Trust will pay common shareholders a stable monthly distribution. Under the Plan, the Trust increased its dividend to a stated fixed monthly amount based on a distribution of 8.5% of market price per share as of August 1, 2018, which is the date the Plan became effective. The Trust’s distributions may include net investment income, long-term capital gains, short-term capital gains and/or return of capital. In order to make multiple long-term capital gains distributions over the course of the year, the Trust will rely on an exemptive order granted by the US Securities and Exchange Commission..

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Trust estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

DISTRIBUTION ESTIMATES	September 2019		CUMULATIVE FISCAL YEAR-TO-DATE (YTD) August 31, 2019*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2019 Distributions

Net Investment Income	$0.0774	80.29%	$0.4580	79.18%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or Other Capital Source)	$0.0190	19.71%	$0.1204	20.82%
Total Current Distribution (per common share)	$0.0964	100.00%	$0.5784	100.00%

* Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Trust’s annual report to shareholders will include information regarding the tax character of Trust distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2019 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Trust’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of the Trust’s earnings and performance.    The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Trust’s Performance and Distribution Rate Information disclosed in the table below is based on the Trust’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Trust’s Cumulative Distribution Rate and the Average Annual Total Return with the Trust’s Current Annualized Distribution Rate. The Trust’s NAV is calculated as the total market value of all the securities and other assets held by the Trust minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of the Trust’s investment performance. The value of a shareholder’s investment in the Trust is determined by the Trust’s market price, which is based on the supply and demand for the Trust’s shares in the open market.

Trust Performance and Distribution Rate Information:

Fiscal Year-to-date March 1, 2019 to August 31, 2019
Fiscal Year-to-date Cumulative Total Return [1]	4.07%
Cumulative Distribution Rate [2]	3.73%
Current Annualized Distribution Rate [3]	7.47%

Five-year period ending August 31, 2019
Average Annual Total Return [4]	5.22%

1 Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Trust’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

2 Cumulative Distribution Rate for the Trust’s current fiscal period (March 1, 2019 through August 31, 2019) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Trust’s NAV as of August 31, 2019.

3 The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Trust’s NAV as of August 31, 2019.

4 Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Trust for the five-year period ending August 31, 2019. Annual NAV Total Return is the percentage change in the Trust’s NAV over a year including distributions paid and reinvested.

The Plan may be amended or terminated at any time by the Trust’s Board of Trustees and as a result, the amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

The amount of dividends paid by the Trust may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Trust.

Visit www.invesco.com for more details. If you have any questions, please contact our Client Services Department at 1-800-341-2929 between the hours of 8:00 am – 5:00 pm CT, Monday through Friday.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of August 31, 2019. For more information, visit www.Invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end Trust will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT FDIC INSURED l MAY LOSE VALUE l NO BANK GUARANTEE

—Invesco—